OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Supplement dated June 6, 2013 to the

Prospectus and Statement of Additional Information dated April 8, 2013

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of the above referenced fund.

Effective July 22, 2013, the Prospectus is revised as follows:

1.	The section titled “Portfolio Managers” on page 6 is deleted in its entirety and is replaced with the following:

Portfolio Managers. George Zivic has been a portfolio manager of the Fund since April 2013. Christopher Proctor, CFA, has been a portfolio manager of the Fund since July 2013.

2.	The section titled “Portfolio Managers” on page 14 is deleted in its entirety and is replaced with the following:

Portfolio Managers. The Fund’s portfolio is managed by George Zivic and Christopher Proctor, CFA, who are primarily responsible for the day-to-day management of the Fund’s investments. Mr. Zivic has been a portfolio manager of the Fund since April 2013. Mr. Proctor has been a portfolio manager of the Fund since July 2013.

Mr. Zivic has been a Senior Vice President and Team Leader, Commodities, of the Sub-Adviser since April 2013. Prior to joining the Sub-Adviser, he was a founding partner and portfolio manager of Almanac Capital Management, LP, a commodity focused alternative investment firm, from 2006 to 2013 and also in 2004-2005. He also served as Director, Head of Commodity Allocations, Alternative Capital at Credit Suisse in 2006, and was Vice President, Structured Derivatives Group at Rabobank International from 2003 to 2004, and was Vice President of Commodity Trading at XL Capital from 2001 to 2003.

Mr. Proctor has been a Vice President of the Sub-Adviser since August 2008 and Senior Portfolio Manager of the Sub-Adviser since January 2010. Prior to joining the Sub-Adviser, he was Vice President at Calamos Asset Management January 2007 – March 2008 and Scudder-Kemper Investments from 1999 to 2002. He was Managing Director and Co-Founder of Elmhurst Capital Management from 2004 to 2007 and Senior Manager of Research for Etrade Global Asset Management from 2002 to 2004.

The Statement of Additional Information provides additional information about portfolio manager compensation, other accounts managed and ownership of Fund shares.

Effective July 22, 2013, the SAI is revised as follows:

1.	Carol Wolf is no longer Vice President and Portfolio Manager of the Fund. All references to Ms. Wolf are hereby removed.

2.	The section titled “Portfolio Managers” on page 52 is deleted in its entirety and replaced with the following:

Portfolio Managers. The Fund is managed by George Zivic and Christopher Proctor (referred to as the “Portfolio Managers”), who are responsible for the day-to-day management of the Fund’s investments.

Other Accounts Managed. In addition to managing the Fund’s investment portfolio, Mr. Zivic and Mr. Proctor also manage other investment portfolios and accounts on behalf of the Sub-Adviser or its affiliates. The following table provides information regarding those other portfolios and accounts as of May 30, 2013. For each category, the number of accounts and total assets in accounts with fees based on performance is indicated by footnote:

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed[1]	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed[2]	Other Accounts Managed	Total Assets in Other Accounts Managed[2,3]
George Zivic	0	$0	1	$109.43	0	$0
Christopher Proctor	5	$10.42	0	$0	1	$277.44

1. In billions.

2. In millions.

3. Does not include personal accounts of the portfolio managers and their families, which are subject to the Code of Ethics.

3.	The last paragraph of the section titled “Compensation of Portfolio Managers” on page 54 is deleted in its entirety and replaced with the following:

The peer group used with respect to Mr. Zivic is the Morningstar-Commodities Broad Basket. Mr. Wilde receives compensation based on iMoneyNetPrime Institutional and iMoneyNet First Tier Retail rankings.

4.	The section titled “Ownership of Fund Shares” on page 54 is deleted in its entirety and replaced with the following:

Ownership of Fund Shares. As of May 30, 2013, the Portfolio Manager(s) did not beneficially own shares of the Fund.

June 6, 2013                                                                                         PS0735.044